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                                                                EXHIBIT 23.1(b)

Stegman & Company
Suite 200
405 East Joppa Road
Baltimore, Maryland 21286





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Form 10-K of Suburban Bancshares, Inc. for the year ended December 31, 1995 of our report dated January 16, 1996 which appears on page 24 of the 1995 Annual Report to Shareholders.


                                             /s/

                                        Stegman & Company



Towson, Maryland
March 19, 1996